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                                  EXHIBIT 10.5








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                                   ASSIGNMENT

         THIS ASSIGNMENT, made as of January 1, 2002, by and between CNL APF PARTNERS, LP, a Delaware limited partnership ("Assignor") and CNL RESTAURANTS XVIII, INC., a Florida corporation ("Assignee").

                                   WITNESSETH:

         WHEREAS,  the CNL Investment Company entered into that certain Property
Management   Agreement   dated  April  9,  1986  with  CNL  Income  Fund,   Ltd.
("Agreement"); and

         WHEREAS, CNL Investment Company assigned its rights, duties and obligations under the Agreement to CNL Income Fund Advisors, Inc. by Assignment dated January 1, 1995; and

         WHEREAS, CNL Income Fund Advisors, Inc. assigned its rights, duties and obligations under the Agreement to CNL Fund Advisors, Inc. by Assignment dated October 1, 1995; and

         WHEREAS, CNL Fund Advisors, Inc. assigned its rights, duties and obligations under the Agreement to CNL APF Partners, LP by Assignment dated July 1, 2000; and

         WHEREAS, the Assignor desires to assign its rights, duties and obligations under the Agreement to Assignee, and Assignee desires to accept such assignment and assume Assignor's duties and obligations under the Agreement, as assigned.

         NOW, THEREFORE, the parties agree as follows:

         1. Assignment. Assignor hereby assigns and transfers to Assignee, all of Assignor's rights, title and interest in, to, and under the Agreement as assigned. Any funds or property of CNL Income Fund, Ltd. in Assignor's possession shall be, or have been, delivered to Assignee upon the full execution of this Assignment.

         2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment and further hereby assumes and agrees to perform, from and after January 1, 2002, all duties, obligations and responsibilities of the property manager arising under the Agreement.

         3. Representations.

            (a)  Assignor hereby represents and warrants to Assignee:

                 (i)   that the Agreement is in full force and effect;

                 (ii) that Assignor has fully performed all of its duties under the Agreement through the date of this Assignment;

                 (iii) that  Assignor  has no notice or  knowledge of any claim, cost, or liability (other than as specifically contemplated under the Agreement, all of which have been satisfied or discharged) which arose under the Agreement or which may arise after the date hereof; and

                 (iv) that this Assignment has been duly authorized by all requisite corporate action and has been properly executed by a duly authorized officer of Assignor. (b) CNL Income Fund, Ltd. hereby represents and warrants to Assignee that the Agreement is in full force and effect, and that no defaults or violations of such Agreement exist as of the date of this Assignment.

         IN WITNESS WHEREOF, this Assignment is executed the date above first written.

                                   ASSIGNOR:

                                   CNL APF PARTNERS, LP, a Delaware limited partnership

                                   BY: CNL APF GP Corp., a Delaware corporation,
                                       as its general partner

                                       By: /s/ Michael I. Wood
                                           ------------------------------------
                                           Michael I. Wood, Chief Operating
                                           Officer and Executive Vice President


                                    ASSIGNEE:

                                    CNL RESTAURANTS XVIII, INC., a Florida
                                    corporation


                                    By:    /s/ Barry L. Goff
                                           ------------------------------------
                                           Barry L. Goff, President




                               CONSENT AND JOINDER


         CNL Income Fund, Ltd. hereby consents to the foregoing Assignment and joins in such agreement for the purpose of making the representations set forth in subparagraph 3(b) thereof.

                                    CNL Income Fund, Ltd., a Florida limited partnership



                                    BY:    /s/ Robert A. Bourne
                                           ------------------------------------
                                           Robert A. Bourne, General Partner